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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 27, 2002

                           -------------------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-22839                                 11-3225567
       (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

             45 Oser Avenue
           Hauppage, New York                              11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release, dated August 27, 2002.


ITEM 9. REGULATION FD DISCLOSURE.

       Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release of Globecomm Systems Inc. (the "Registrant") announcing that it received notification for the termination of services from one of its major customers in the Middle East. As a result of the termination of these contracts, the Registrant recorded an allowance for uncollectible accounts receivable in the amount of $3.2 million during the fourth quarter period ended June 30, 2002. In addition, the Registrant will reverse $12.6 million of backlog, which would have been recorded as revenues over the next three years.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GLOBECOMM SYSTEMS INC.
                             ----------------------------------
                             (Registrant)


                             By: /s/ Andrew C. Melfi
                                -------------------------------
                             Name: Andrew C. Melfi
                             Title: Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Dated: August 27, 2002



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                                  EXHIBIT INDEX

99.1   Press release, dated August 27, 2002.